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                                  EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 1999 relating to the financial statements of Scripps Bank which appear in the Registration Statement on Form 10 for Scripps Financial Corporation.



                                                PRICEWATERHOUSECOOPERS  LLP

San Diego, California
September 24, 1999